                                                                Exhibit 99.1

                                                      SESA and Subsidiaries
                                                     Statement of Operations
                                               Three-Months Ended December 31, 2005
                                                      (In Millions and USD)

                                                                                                                     Consolidated
                                              Entity 1   Entity 2   Entity 3     Entity 4   Entity 5   Eliminations      SESA
                                          ---------------------------------------------------------------------------------------

Net sales                                      $108       $  2       $  7         $  7       $  -         $  -            $124
Cost of goods sold                               86          1          5            6          -            -              98
                                          ---------------------------------------------------------------------------------------
   Gross Profit                                  22          1          2            1          -            -              26

MAT expense                                      12          2          1            -          -            -              15
Amortization expense                              -          -          1            -          -            -               1
                                          ---------------------------------------------------------------------------------------
   Operating Income (Loss)                       10         (1)         -            1          -            -              10

Interest income                                   1          -          -            -          1            -               2
Other income/(expense)                           (1)         -          1            -          1            -               1
                                          ---------------------------------------------------------------------------------------
   EBIT                                          10         (1)         1            1          2            -              13
                                                  -
Interest Expense                                  5          -          -            -          -            -               5
                                          ---------------------------------------------------------------------------------------
   Income (Loss) Before Taxes                     5         (1)         1            1          2            -               8

Income tax expense (benefit)                      3         (1)         -            -          -            -               2
                                          ---------------------------------------------------------------------------------------
Income before Cumulative Effect of
   Change in Accounting Principle                 2          -          1            1          2            -               6

Cumulative Effect of Change in
   Accounting Principle                           -          -         (1)          (1)         -            -              (2)
                                          ---------------------------------------------------------------------------------------
   Net Income                                  $  2       $  -       $  -         $  -       $  2         $  -            $  4
                                          =======================================================================================

                                                      SESA and Subsidiaries
                                                     Statement of Operations
                                                   Year-Ended December 31, 2005
                                                      (In Millions and USD)

                                                                                                                     Consolidated
                                              Entity 1   Entity 2   Entity 3     Entity 4   Entity 5   Eliminations      SESA
                                          ---------------------------------------------------------------------------------------

Net sales                                      $433       $ 13       $ 39         $ 27       $  -         $ (1)           $511
Cost of goods sold                              347          8         28           23          -           (1)            405
                                          ---------------------------------------------------------------------------------------
   Gross Profit                                  86          5         11            4          -            -             106

MAT expense                                      43          4          4            3          -            -              54
Amortization expense                              -          -          1            -          -            -               1
                                          ---------------------------------------------------------------------------------------
   Operating Income                              43          1          6            1          -            -              51

Interest income                                   2          -          -            -          4            -               6
Other income/(expense)                           (1)         -          1            1          4            -               5
Reorganization items                             (2)         -          -            -          -            -              (2)
                                          ---------------------------------------------------------------------------------------
   EBIT                                          42          1          7            2          8            -              60

Interest expense                                 23          -          -            -          -            -              23
                                           ---------------------------------------------------------------------------------------
Income Before Taxes                              19          1          7            2          8            -              37

Income tax expense                                8          -          1            -          -            -               9
                                          ---------------------------------------------------------------------------------------
Income before Cumulative Effect of
   Change in Accounting Principle                11          1          6            2          8            -              28

Cumulative Effect of Change in
   Accounting Principle                           -          -         (1)          (1)         -            -              (2)
                                          ---------------------------------------------------------------------------------------
   Net Income                                  $ 11       $  1       $  5         $  1       $  8         $  -            $ 26
                                          =======================================================================================

                                                      SESA and Subsidiaries
                                                     Statement of Operations
                                               Three-Months Ended December 31, 2004
                                                      (in Millions and USD)



                                                                                                                       Consolidated
                                       Entity 1     Entity 2    Entity 3     Entity 4      Entity 5     Eliminations       SESA
                                     ----------------------------------------------------------------------------------------------
 Net sales                               $106         $ 1         $ 9          $  9           $ -           $ -            $125
 Cost of goods sold                        85           1           6            21             -             -             113
                                     ----------------------------------------------------------------------------------------------
     Gross Profit                          21           -           3           (12)            -             -              12

 MAT expense                               11           1           1             1             -             -              14
 Amortization expense                       -           -           1             -             -             -               1
 Impairment of intangible assets            -           -           3            25             -             -              28
                                     ----------------------------------------------------------------------------------------------
     Operating Income (Loss)               10          (1)         (2)          (38)            -             -             (31)

 Interest income                            -           -           -             -             1             -               1
 Other income (expense)                    (3)          -           -             -             1             -              (2)
                                     ----------------------------------------------------------------------------------------------
     EBIT                                   7          (1)         (2)          (38)            2             -             (32)

 Interest expense                           6           -           -             -             -             -               6
                                     ----------------------------------------------------------------------------------------------
     Income (Loss) Before Taxes             1          (1)         (2)          (38)            2             -             (38)

 Income tax benefit                         -           -           -            (4)            -             -              (4)
                                     ----------------------------------------------------------------------------------------------
    Net Income (Loss)                    $  1        $ (1)       $ (2)        $ (34)          $ 2           $ -            $(34)
                                     ==============================================================================================

                                                      SESA and Subsidiaries
                                                     Statement of Operations
                                                  Year-Ended December 31, 2004
                                                      (in Millions and USD)



                                                                                                                      Consolidated
                                      Entity 1     Entity 2    Entity 3     Entity 4      Entity 5     Eliminations       SESA
                                     ----------------------------------------------------------------------------------------------
 Net sales                              $394         $ 12        $ 27         $ 32          $ -            $ -              $465
 Cost of goods sold                      317            8          19           37            -              -               381
                                     ----------------------------------------------------------------------------------------------
     Gross Profit                         77            4           8           (5)           -              -                84

 MAT expense                              39            3           4            4            -              -                50
 Amortization expense                      -            -           1            -            -              -                 1
 Impairment of intangible assets           -            -           3           25            -              -                28
                                     -----------------------------------------------------------------------------------------------
     Operating Income (Loss)              38            1           -          (34)           -              -                 5

 Interest income                           1            -           -            -            4              -                 5
 Other income (expense)                   (6)           -           1            -            3              -                (2)
 Loss on debt modification               (15)           -           -            -            -              -               (15)
                                     ----------------------------------------------------------------------------------------------
     EBIT                                 18            1           1          (34)           7              -                (7)

 Interest expense                         27            -           -            -            -              -                27
                                     ----------------------------------------------------------------------------------------------
     Income (Loss) Before Taxes           (9)           1           1          (34)           7              -               (34)

 Income tax expense (benefit)             (3)           -           1           (4)           -              -                (6)
                                     ----------------------------------------------------------------------------------------------
    Net Income (Loss)                   $ (6)        $  1        $  -         $(30)         $ 7            $ -              $(28)
                                     ==============================================================================================

                                                      SESA and Subsidiaries
                                                 Statement of Financial Position
                                                     As of December 31, 2005
                                                      (In Millions and USD)

                                                                                                                     Consolidated
                                              Entity 1   Entity 2   Entity 3     Entity 4   Entity 5   Eliminations      SESA
                                            ---------------------------------------------------------------------------------------

Current Assets:
Cash and cash equivalents                       $ 31       $ 1        $ 5          $ 3        $  1        $   -         $ 41
Trade and notes receivable, net                   68         1          4            4           -            -           77
Miscellaneous receivables                         16         -          1            1          10           (2)          26
Inventories                                       34         2          5            8           -            -           49
Prepaid expenses                                   -         -          -            1           -            -            1
Current deferred taxes                             2         -          -            -           -            -            2
                                            ---------------------------------------------------------------------------------------
   Total Current Assets                          151         4         15           17          11           (2)         196

Investment in affiliates                         262         -          2            -         133         (179)         218
Property, plant and equipment, net                48         -         31            3           -            -           82
Intangible assets, net                             -         4          6            1           -            -           11
Other assets                                      15         -          -            5           1            -           21
                                            ---------------------------------------------------------------------------------------
   Total Assets                                 $476       $ 8        $54          $26        $145        $(181)        $528
                                            =======================================================================================

Current Liabilities:
Accounts payable                                  16         -          2            2           -            -           20
Accrued liabilities                               59         2          7            9           4           (3)          78
Short-term debt                                    2         -          -            8           -          (10)           -
                                            ---------------------------------------------------------------------------------------
   Total Current Liabilities                      77         2          9           19           4          (13)          98

Long-term debt                                   247         -          -            -           -            -          247
Non-current deferred taxes                         4         -          2            1           -            -            7
Postretirement liabilities                         1         -          -            -           -            -            1
Other liabilities                                  1         -          2            1           -            -            4
                                            ---------------------------------------------------------------------------------------
   Total Liabilities                             330         2         13           21           4          (13)         357

Shareowners' Equity                              146         6         41            5         141         (168)         171
                                            ---------------------------------------------------------------------------------------
   Total Liabilities and
      Shareholders' Equity                      $476       $ 8        $54          $26        $145        $(181)        $528
                                            =======================================================================================

                                                      SESA and Subsidiaries
                                                 Statement of Financial Position
                                                     As of December 31, 2004
                                                      (in Millions and USD)


                                                                                                                       Consolidated
                                       Entity 1     Entity 2    Entity 3     Entity 4      Entity 5     Eliminations       SESA
                                     ----------------------------------------------------------------------------------------------
 Current Assets:
 Cash and cash equivalents              $  8          $ -         $  2         $  1         $  1          $   -           $ 12
 Trade and notes receivable, net          79            2            2            5            -              -             88
 Miscellaneous receivables                21            -            1            2            9             (3)            30
 Inventories                              38            2            6           10            -              -             56
 Prepaid expenses                          2            -            1            1            -              -              4
 Current deferred taxes                    2            -            -            -            -              -              2
                                     ----------------------------------------------------------------------------------------------
     Total Current Assets                150            4           12           19           10             (3)           192

 Investments in affiliates               282            -            -            -          152           (187)           247
 Property, plant and equipment, net       54            -           38            2            -              -             94
 Intangible assets, net                    -            4            7            2            -              -             13
 Other assets                             22            -            -            5            1              -             28
                                     ----------------------------------------------------------------------------------------------
     Total Assets                       $508          $ 8         $ 57         $ 28         $163          $(190)          $574
                                     ==============================================================================================

 Current Liabilities:
 Accounts payable                       $ 18          $ -          $ 3         $  3         $  -          $   -           $ 24
 Accrued liabilities                      71            1            6           12            3             (3)            90
 Short-term debt                           -            1            1            8            1            (11)             -
                                     ----------------------------------------------------------------------------------------------
     Total Current Liabilities            89            2           10           23            4            (14)           114

 Long-term debt                          286            -            -            -            7             (7)           286
 Non-current deferred taxes                -            -            2            -            -              -              2
 Postretirement liabilities                2            -            -            -            -              -              2
 Other liabilities                         -            -            2            -            -              -              2
                                     ----------------------------------------------------------------------------------------------

     Total Liabilities                   377            2           14           23           11            (21)           406

 Shareholders' Equity                    131            6           43            5          152           (169)           168
                                     ----------------------------------------------------------------------------------------------
     Total Liabilities and
       Shareholders' Equity             $508          $ 8         $ 57         $ 28         $163          $(190)          $574
                                     ==============================================================================================

                                                      SESA and Subsidiaries
                                                     Statement of Cash Flows
                                               Three-Months Ended December 31, 2005
                                                      (in Millions and USD)

                                                                                                                     Consolidated
                                              Entity 1   Entity 2   Entity 3     Entity 4   Entity 5   Eliminations      SESA
                                            ---------------------------------------------------------------------------------------
 Operating Activities:
 Net income                                     $ 2        $ -        $ -          $ -        $ 2         $ -           $ 4
Cumulative effect in accounting
  principle, net of tax                           -          -          -            1          -           -             1
 Income and deferred taxes                        2          -          -            -          -           -             2
 Depreciation and amortization                    3          -          1            -          -           -             4
 Restructuring expenses and other
  charges                                         -          -          -            -          -           -             -
 Accounts receivable                             (6)         1          1           (1)         -           -            (5)
 Inventories                                      1          -          1            1          -           -             3
 Accounts payable                                 3          -          3            -          -           -             6
 Other assets and liabilities                     3          -         (3)           -          1           -             1
                                            ---------------------------------------------------------------------------------------
 Cash Provided by Operations                      8          1          3            1          3           -            16

 Investing Activities:
 Property, plant and equipment purchases         (3)         -         (1)           -          -           -            (4)
                                            ---------------------------------------------------------------------------------------
 Cash Used in Investing Activities               (3)         -         (1)           -          -           -            (4)

 Financing Activities:
 Net intercompany transactions                    1          -          1            -         (3)          -            (1)
                                            ---------------------------------------------------------------------------------------
 Cash Provided by (Used in) Financing
  Activities                                      1          -          1            -         (3)          -            (1)
                                            ---------------------------------------------------------------------------------------
 Increase in Cash and Cash Equivalents            6          1          3            1          -           -            11

 Cash and Cash Equivalents:
 Beginning of period                             25          -          2            2          1           -            30
                                            ---------------------------------------------------------------------------------------
 End of period                                  $31        $ 1        $ 5          $ 3        $ 1         $ -           $41
                                            =======================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                    Year-Ended December 31, 2005
                                                       (in Millions and USD)

                                                                                                                     Consolidated
                                              Entity 1   Entity 2   Entity 3     Entity 4   Entity 5   Eliminations      SESA
                                            ---------------------------------------------------------------------------------------

 Operating Activities:
 Net income (loss)                              $ 11       $ 1        $ 5          $ 1        $ 8         $ -          $ 26
 Cumulative effect of change in
  accounting principle                             -         -          -            1          -           -             1
 Income and deferred taxes                         7         -          -            -          -           -             7
 Depreciation and amortization                    10         -          5            -          -           -            15
 Restructuring expenses and other
  charges                                          -         -          1            -          -           -             1
 Accounts receivable                              12         -         (2)           1          -           -            11
 Inventories                                       4         -          1            3          -           -             8
 Accounts payable                                 (2)        -          1           (2)         -           -            (3)
 Other assets and liabilities                    (19)        -         (2)          (2)         1           -           (22)
                                            ---------------------------------------------------------------------------------------
 Cash Provided by Operations                      23         1          9            2          9           -            44

 Investing Activities:
 Property, plant and equipment purchases          (8)        -         (4)           -          -           -           (12)
                                            ---------------------------------------------------------------------------------------
 Cash Used in Investing Activities                (8)        -         (4)           -          -           -           (12)

 Financing Activities:
 Net intercompany transactions                     8         -         (2)           -         (9)          -            (3)
                                            ---------------------------------------------------------------------------------------
 Cash Provided by (Used in) Financing
  Activities                                       8         -         (2)           -         (9)          -            (3)
                                            ---------------------------------------------------------------------------------------
 Increase in Cash and Cash Equivalents            23         1          3            2          -           -            29

 Cash and Cash Equivalents:
 Beginning of period                               8         -          2            1          1           -            12
                                            ---------------------------------------------------------------------------------------
 End of period                                  $ 31       $ 1        $ 5          $ 3        $ 1         $ -          $ 41
                                            =======================================================================================

                                                      SESA and Subsidiaries
                                                     Statement of Cash Flows
                                               Three-Months Ended December 31, 2004
                                                      (in Millions and USD)

                                                                                                                     Consolidated
                                              Entity 1   Entity 2   Entity 3     Entity 4   Entity 5   Eliminations      SESA
                                            ---------------------------------------------------------------------------------------

 Operating Activities:
 Net income (loss)                              $ 1        $(1)       $(2)         $(34)      $ 2         $ -            $(34)
 Income and deferred taxes                        -          -          -            (4)        -           -              (4)
 Depreciation and amortization                    2          -          1             1         -           -               4
 Restructuring expenses and other
  charges                                         -          -          3            37         -           -              40
 Accounts receivable                            (23)         2          1            (2)        -           -             (22)
 Inventories                                     (5)         -         (2)            3         -           -              (4)
 Accounts payable                                 5          -          1             2         1           -               9
 Other assets and liabilities                    18         (1)         -            (5)       (1)          -              11
                                            ---------------------------------------------------------------------------------------
 Cash Provided by (Used in) Operations           (2)         -          2            (2)        2           -               -

 Investing Activities:
 Property, plant and equipment purchases         (5)         -         (3)            -         -           -              (8)
                                            ---------------------------------------------------------------------------------------
 Cash Used in Investing Activities               (5)         -         (3)            -         -           -              (8)

 Financing Activities:
 Net intercompany transactions                    2         (1)         -             2        (2)          -               1
                                            ---------------------------------------------------------------------------------------
 Cash Provided by (Used in)
  Financing Activities                            2         (1)         -             2        (2)          -               1
                                            ---------------------------------------------------------------------------------------
 Increase (Decrease) in Cash and Cash
  Equivalents                                    (5)        (1)        (1)            -         -           -              (7)

 Cash and Cash Equivalents:
 Beginning of period                             13          1          3             1         1           -              19
                                            ---------------------------------------------------------------------------------------
 End of period                                  $ 8        $ -        $ 2          $  1       $ 1         $ -            $ 12
                                            =======================================================================================

                                                       SESA and Subsidiaries
                                                     Statement of Cash Flows
                                                   Year-Ended December 31, 2004
                                                      (in Millions and USD)

                                                                                                                     Consolidated
                                              Entity 1   Entity 2   Entity 3     Entity 4   Entity 5   Eliminations      SESA
                                            ---------------------------------------------------------------------------------------

 Operating Activities:
 Net income (loss)                              $ (6)      $ 1        $ -         $(30)       $ 7         $ -            $(28)
 Income and deferred taxes                        (3)        -          -           (4)         -           -              (7)
 Depreciation and amortization                     9         -          4            3          -           -              16
 Restructuring expenses and other
  charges                                         16         -          3           35          -           -              54
 Accounts receivable                             (11)        -          4           (1)         -           -              (8)
 Inventories                                      (4)        -         (2)          (3)         -           -              (9)
 Accounts payable                                  6         -          1            -         (1)          -               6
 Other assets and liabilities                      2        (1)         -           (2)         -           -              (1)
                                            ---------------------------------------------------------------------------------------
 Cash Provided by (Used in) Operations             9         -         10           (2)         6           -              23

 Investing Activities:
 Property, plant and equipment purchases          (7)        -         (8)          (1)         -           -             (16)
                                            ---------------------------------------------------------------------------------------
 Cash Used in Investing Activities                (7)        -         (8)          (1)         -           -             (16)

 Financing Activities:
 Debt issuance costs                              (5)        -          -            -          -           -              (5)
 Net intercompany transactions                     -         -          -            2         (6)          -              (4)
                                            ---------------------------------------------------------------------------------------
 Cash Provided by (Used in) Financing
  Activities                                      (5)        -          -            2         (6)          -              (9)
                                            ---------------------------------------------------------------------------------------
 Increase (Decrease) in Cash and Cash
  Equivalents                                     (3)        -          2           (1)         -           -              (2)

 Cash and Cash Equivalents:
 Beginning of period                              11         -          -            2          1           -              14
                                            ---------------------------------------------------------------------------------------
 End of period                                  $  8       $ -        $ 2         $  1        $ 1         $ -            $ 12
                                            =======================================================================================